Exhibit 10(r)

                              AMENDED AND RESTATED

                    SEVERANCE AND CHANGE OF CONTROL AGREEMENT


         THIS AGREEMENT, effective as of the __ day of March, 2002, is by and between REGENCY CENTERS CORPORATION, a Florida corporation (the "Company") and MARTIN E. STEIN (the "Employee").

         WHEREAS, the Company, formerly known as Regency Realty Corporation, and the Employee previously entered into a change of control agreement, dated the 1st day of June, 2000 (the "Prior Agreement"); and

         WHEREAS, to further induce the Employee to remain as an executive officer of the Company and a key employee of the Company and/or one or more of the Regency Entities (as defined below), the Company and the Employee desire to enter into an amended and restated severance and change of control agreement (the "Agreement"), which Agreement will replace and supersede the Prior Agreement; and

         WHEREAS, the parties agree that the restrictive covenants underlying certain of the Employee's obligations under this Agreement are necessary to protect the goodwill or other business interests of the Regency Entities and that such restrictive covenants do not impose a greater restraint than is necessary to protect such goodwill or other business interests.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the Employee's agreement to continue as an executive officer of the Company and as an employee of one or more of the Regency Entities, the Employee's agreement to provide consulting services following certain terminations of employment pursuant to the terms hereof, and the restrictive covenants contained herein, the Employee and the Company agree as follows:

        1. Definitions. The following words, when capitalized in this Agreement, shall have the meanings ascribed below:

                (a) "Affiliate" shall have the meaning given to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                (b)     "Board" means the Board of Directors of the Company.

                (c)     "Cause" means:

                        (i) the willful and substantial failure or refusal of the Employee to perform duties assigned to the Employee (unless the Employee shall be ill or disabled) under circumstances where the Employee would not have Good Reason to terminate employment hereunder, which failure or refusal is not remedied by the Employee within 30 days after written notice from the

                Company's Chief Executive Officer or Chief Operating Officer or the Board of such failure or refusal (for purposes of clarity, the Employee's poor performance shall not constitute willful and substantial failure or refusal to perform duties assigned to the Employee, but the failure to report to work shall);

                        (ii) a material breach of the Employee's fiduciary duties to any Regency Entity (such as obtaining secret profits from the Regency Entity) or a violation by the Employee in the course of performing the Employee's duties to any Regency Entity of any law, rule or regulation (other than traffic violations or other minor offenses) where such violation has resulted or is likely to result in material harm to any Regency Entity, and in either case where such breach or violation constituted an act or omission performed or made willfully, in bad faith and without a reasonable belief that such act or omission was within the scope of the Employee's employment hereunder; or

                        (iii) the Employee's engaging in illegal conduct (other than traffic violations or other minor offenses) which results in a conviction (or a nolo contendere plea thereto) which is not subject to further appeal and which is injurious to the business or public image of any Regency Entity.

                (d) "Change of Control" shall mean the occurrence of any one or more of the following events:

                        (i) an acquisition, in any one transaction or series of transactions, after which any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more (or an acquisition of an additional 5% or more if such individual, entity or group already has beneficial ownership of 25% or more) of either the then outstanding shares of Company common stock or the combined voting power of the then outstand-ing voting securities of the Company, but excluding, for this purpose, any such acquisition (A) from the Company, (B) by the Company or any employee benefit plan (or related trust) of the Company, (C) by any Security Capital Entity (other than General Electric Capital Corporation and EB Acquisition Corp.) made while the standstill provisions of the Shareholders Agreement are in effect and made in compliance with such provisions, (D) pursuant to the merger described in the Agreement and Plan of Merger, dated as of December 14, 2001, by and among Security Capital Group Incorporated, General Electric Capital Corporation and EB Acquisition Corp., or (E) by any corporation with respect to which, following such acquisition, all of the then outstand-ing shares of common stock and voting securities of such corporation are then beneficially owned, directly or indirectly, in substantially the same proportions, by the beneficial owners of the common stock and voting securities of the Company immediately prior to such acquisition;

                        (ii) 50% or more of the members of the Board (A) are not Continuing Directors, or (B) whether or not they are Continuing Directors, are nominated by or elected by the same Beneficial Owner (for this purpose, a director of the Company shall be deemed to be nominated or elected, respectively, by the Security Capital Entities, General Electric Capital Corporation or EB Acquisition Corp. if the director also is an employee or director of Security Capital Group, Inc., General Electric Capital Corporation or EB Acquisition Corp., including any successors) or are elected or appointed in connection with an acquisition by the Company (whether through purchase, merger or otherwise) of all or substantially all of the operating assets or capital stock of another entity;

                        (iii) the (A) consummation of a reorganization, merger, share exchange, consolidation or similar transaction, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and voting securities of the corporation resulting from such reorganiza-tion, merger or consolidation, (B) consummation of the sale or other disposition of all or substantially all of the assets of the Company or (C) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, in each case, other than pursuant to the merger described in the Agreement and Plan of Merger, dated as of December 14, 2001, by and among Security Capital Group Incorporated, General Electric Capital Corporation and EB Acquisition Corp.; or

                        (iv) termination of the standstill provisions in the Stockholders Agreement.

                For clarity, the termination of the standstill provisions described in Section 1(d)(iv) shall occur on the effective date of such termination, and not on the date notice of intent not to extend the provisions is given. More than one Change of Control may occur during the term of this Agreement. For purposes of determining the term of this Agreement pursuant to
                Section 2 and the two-year period following a Change of Control pursuant to Section 4, a Change of Control shall be deemed to have occurred (and, accordingly, a new period shall begin) each time one of the events described in this Section 1(d) occurs.

                (e) "Code" means the Internal Revenue Code of 1986, as amended.

                (f) "Compete" means to directly or indirectly own (other than a 5% or less interest in a public company), manage, operate or control, or provide services as an employee, officer, director, consultant or otherwise for, any nationally-based, publicly-traded REIT whose primary business is related to the ownership of grocery-anchored shopping centers and that is comparable to the Company in terms of total assets.

                (g)     "Continuing Director" means:

                        (i) any member of the Board who was a member of the Board on January 1, 2002, and any successor of a Continuing Director who is recommended to succeed a Continuing Director (or whose election or nomination for election is approved) by at least a majority of the Continuing Directors then on the Board; and

                        (ii) any individual who becomes a director pursuant to Article 2 of the Stockholders Agreement.

                (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (i) "Good Reason" means (unless consented to in writing by the Employee):

                        (i) a material diminution or adverse change in the nature of the Employee's title, position, reporting relation-ships, authority, duties or responsibilities (including as a type of diminution, the Employee's occupation of the same title and/or position, but with a privately-held company);

                        (ii) a diminution that is more than de minimis in either the Employee's annual base salary or total compensation opportunity (which, for this purpose, means the aggregate of the annual base salary, annual bonus and long-term incentive compensation that the Employee has an opportunity to earn pursuant to awards made in any one calendar year) or in the formula used to determine the Employee's annual bonus or long-term incentive compensation, or a material diminution in the Employee's overall employee and fringe benefits (it being understood by the parties that if the Employee has the same total compensation opportunity or compensation formula, but the compensation actually received by the Employee is diminished due to the Company's or the Employee's performance, such diminution shall not constitute Good Reason);

                        (iii) the Employee's principle place of business is relocated to a location that is both more than 50 miles from its current location and further from the Employee's residence than the location of the Employee's principle place of business prior to the relocation;

                        (iv) a successor fails to assume this Agreement, or amends or modifies this Agreement;

                        (v) a material breach of this Agreement by the Company or a successor thereto;

                        (vi) if the Employee is also a director of the Company, the failure of the Employee to be re-elected to the Board, if the Company becomes a subsidiary of a publicly-traded company, to be elected to the board of directors of such publicly-traded company;

                        (vii) the Company or its successor giving notice that this Agreement will not be automatically extended; or

                        (viii) if, and only if, the Employee has been employed on a full-time basis for at least one full calendar year, both of the following conditions are met: (A) the Employee travels at least 50 days during a calendar year, and (B) the total number of days the Employee travels in such calendar year exceeds by 25 days or more the average number of days the Employee traveled per year on Company business during the two calendar years immediately preceding such calendar year or, if the Employee has not been employed on a full-time basis for two full calendar years, during the one calendar year immediately preceding such calendar year.

                For purposes of subsection 1(i)(viii) above, any day in which the Employee is required to stay overnight shall constitute a day of travel.

                No event described above shall constitute Good Reason unless the Employee has given written notice to the Company specifying the event relied upon for such termination within six months after the Employee becomes aware, or reasonably should have become aware, of the occurrence of such event and, if the event can be remedied, the Company has not remedied such within 30 days of receipt of the notice.

                (j) "Person" means a "person" as used in Sections 3(a)(9) and 13(d) of the Exchange Act.

                (k) "Regency Entity or Regency Entities" means the Company, its Affiliates, and any other entities the ownership of which is attributable to the Company pursuant to Section 318 (including any successor provision) of the Code.

                (l) "Retirement" means the Employee's voluntary termination of employment after (i) attaining age 65, (ii) attaining age 55 with 10 Years of Service, or (iii) attaining an age which, when added to the Employee's Years of Service, equals at least 75.

                (m) "Security Capital Entities" means Security Capital Holdings S.A. and Security Capital U.S. Realty and any Affiliates of either who are bound by the Stockholders Agreement.

                (n) "Stockholders Agreement" means the Stockholders Agree-ment dated July 10, 1996, as amended, among the Security Capital Entities and the Company.

                (o) "Years of Service" means the Employee's total years of employment with a Regency Entity or an entity or division that is acquired by or merged with a Regency Entity.

        2. Term. The term of this Agreement shall begin on the date hereof and end at 11:59 p.m. on December 31, 2007, and thereafter shall automatically renew for successive five-year terms unless either party delivers written notice of non-renewal to the other party within 90 days prior to the end of the then current term; provided, however, that if a Change of Control has occurred during the original or any extended term (including any extension resulting from a prior Change of Control), the term of the Agreement shall end no earlier than 24 calendar months after the end of the calendar month in which the Change of Control occurs.

        3. Severance. Except in circumstances in which the Employee would be entitled to payments and benefits in connection with a Change of Control as provided in Section 4 below, in the event that during the term of this Agreement the Company terminates the Employee's employment without Cause or the Employee terminates the Employee's employment for Good Reason:

                (a) The Employee shall be entitled to receive a lump sum cash payment within 15 days after the date of termination (or at the Company's election, such lump sum divided into equal monthly installments at the end of each month for 18 months, commencing no later than the month following the month in which the termination occurred) equal to the sum of (i) one and one-half times the Employee's annual base salary in effect on the date of termination, and (ii) one and one-half times the Employee's most recent annual cash bonus, if any, or, if greater, one and one-half times the Employee's target annual cash bonus for the year in which the termination occurs.

                (b) For an 18 month period following termination of employ-ment, the Employee and, as applicable, the Employee's covered dependants, shall be entitled to medical, dental and hospitalization coverage, in each case at the same level of benefits and at the same dollar cost to the Employee as is being provided by the Company to employees at the same or equivalent level or title as was the Employee, whether maintained pursuant to a plan, policy or other arrangement (written or unwritten), as if the Employee were still employed during such period; provided, however, that any such continued coverage shall be offset by comparable coverage provided to the Employee in connection with subsequent employment or other service. If such benefits cannot be provided under the Company's existing benefit plan, policy or other arrangement without violating any non-discrimination rules or regulations, individual coverage will be provided at no additional charge to the Employee or, as determined by the Company, the cash equivalent thereof will be paid to the Employee (net of taxes).

        4. Change of Control. In the event that during the term of this Agreement the Company terminates the Employee's employment without Cause or the Employee terminates the Employee's employment for Good Reason, in each case within two years following a Change of Control, the following provisions shall apply:

                (a) The Employee shall be entitled to receive a lump sum cash payment within 15 days after the date of termination (or at the Company's election, such lump sum divided into equal monthly installments at the end of each month for 36 months, commencing no later than the month following the month in which the termination occurred) equal to the sum of (i) three times the Employee's annual base salary in effect on the date of termination or, if greater, immediately prior to the Change of Control, and (ii) three times the Employee's most recent annual cash bonus, if any, or, if greater, three times the Employee's target annual cash bonus for the year in which the termination occurs.

                (b) For a 36 month period following termination of employ-ment, the Employee and, as applicable, the Employee's covered dependants, shall be entitled to medical, dental and hospitalization coverage, in each case at the same level of benefits and at the same dollar cost to the Employee as is being provided by the Company to employees at the same or equivalent level or title as was the Employee, whether maintained pursuant to a plan, policy or other arrangement (written or unwritten), as if the Employee were still employed during such period; provided, however, that any such continued coverage shall be offset by comparable coverage provided to the Employee in connection with subsequent employment or other service; provided, however, that if such benefits cannot be provided under the Company's existing benefit plan without violating any non-discrimination rules or regulations, policy or other arrangement, individual coverage will be provided at no additional charge to the Employee or, as determined by the Company, the cash equivalent thereof will be paid to the Employee (net of taxes).

                (c) All unvested stock options and unvested dividend equivalent units (DEUs) held by Employee, or by the Company on the Employee's behalf, will fully vest on the date of termination of the Employee. The Employee shall be entitled to exercise all unexercised stock options within the earlier of (i) 90 days following termination of employment or (ii) the expiration date of such options as provided in each option agreement pertaining thereto. All DEUs held by the Company on the Employee's behalf will be immediately distributed to the Employee and, in addition, to the extent (after taking into account all DEUs received pursuant to this Section 4(c) and any prior DEUs received by the Employee) the Employee has received less than five years of DEUs on the unexercised portion of any outstanding stock option grant that qualifies for DEUs, an additional payment will be made to the Employee pursuant to and in accordance with Appendix A, which is attached hereto and made a part hereof, so that at least five years' of DEUs have been received by the Employee on the unexercised portion of all of such outstanding options.

                (d) All unvested restricted stock held by the Company on the Employee's behalf will fully vest on the date of the Employee's termination of employment and will be immediately distributed to Employee (together with any accrued dividends).

                (e) The following provisions shall apply to any stock purchase loans owed by the Employee to the Company (the "Stock Purchase Loans"):

                        (i) Stock Purchase Loans will become non-recourse obligations on the date of termination of the Employee's employment;

                        (ii) with respect to all Stock Purchase Loans that contain forgiveness provisions based on the Employee remaining employed by any Regency Entity and/or the satisfaction of performance criteria, the principal and interest related to the portion of the loans subject to such forgiveness provisions shall be forgiven on the date of termination of the Employee's employment;

                        (iii) if, after forgiveness pursuant to Section 4(e)(ii), the outstanding principle and interest on a Stock Purchase Loan exceeds the value of the remaining stock collateral related to such Stock Purchase Loan (after releasing from collateral the shares that were related to the portion of the loan forgiven pursuant to Section 4(e)(ii)), such excess amount (and only such excess amount) of principal and interest shall be forgiven;

                        (iv) if making the Stock Purchase Loans non-recourse obligations pursuant to Section 4(e)(i), or forgiveness of a portion of any Stock Purchase Loans pursuant to Section 4(e)(iii), results in ordinary income to the Employee for federal, state or local income tax purposes ("Loan Income"), the Company shall pay to the Employee at the same time that it pays the other amounts due hereunder an amount with respect to such Loan Income sufficient to cover the federal, state or local taxes due on such Loan Income and on the cash payment made under this subsection (iv); and

                        (v) For purposes of Section 4(e)(iv), the Employee shall be deemed to pay federal income taxes at the highest marginal federal tax rates in the calendar year in which such payment is made and any state or local income taxes at the highest marginal rates applicable in the state and locality of the Employee's domicile for income tax purposes in the calendar year in which such payment is made hereunder and assuming the maximum available deduction from income for federal income taxes purposes of any such state or local income taxes.

        5.      Excise Tax.

                (a) If any payment or benefit (including, but not by way of limitation, benefits such as accelerated vesting and/or distributions of stock options, dividend equivalents and restricted stock, loan forgiveness, and the continuation of fringe and other benefits) to the Employee hereunder or any other payments received or to be received by the Employee from any Regency Entity or any successor thereto (collectively, "Payments") (whether payable upon termination of employment or otherwise and whether payable pursuant to the terms hereof or any other plan, agreement or arrangement with any Regency Entity) would, in the opinion of Tax Counsel (as defined in Section 5(c)) constitute a "parachute payment" under Section 280G of the Code, or if it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the Payments is subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code, then, except as provided in the last sentence of this Section 5(a), the Company shall pay to the Employee within fifteen days after such determination an additional amount (the "Gross-Up Payment") such that the net amount retained by the Employee after deduction of
(i) any Excise Tax; (ii) any federal, state or local tax arising in respect of imposition of such Excise Tax; (iii) any federal, state or local tax or Excise Tax imposed upon the payment provided for by this Section 5(a); and (iv) any interest charges or penalties arising as a result of filing federal, state or local tax returns in accordance with the opinion of Tax Counsel described in
Section 5(c), shall be equal to the Payments. Notwithstanding the foregoing, if the amount of the Payments does not exceed by more than $25,000.00 the amount that would be payable to the Employee if the Payments were reduced to one dollar less than what would constitute a "parachute payment" under Section 280G of the

Code (the "Scaled Back Amount"), then the Payments shall be reduced to the Scaled Back Amount, and the Employee shall not be entitled to any Gross-Up Payment.

                (b) For purposes of this Section 5, the Employee shall be deemed to pay federal income taxes at the highest marginal federal tax rates in the calendar year in which such payment is made and any state or local income taxes at the highest marginal rates applicable in the state and locality of the Employee's domicile for income tax purposes in the calendar year in which such payment is made hereunder and assuming the maximum available deduction from income for federal income taxes purposes of any such state or local income taxes.

                (c) For purposes of Section 5(a), within 60 days after delivery of a written notice of termination by the Employee or by the Company pursuant to this Agreement (or, if an event other than termination of employment results in payment of parachute payments under Section 280G and it is reasonably possible that such parachute payments could result in an Excise Tax, with 60 days after such other event), the Company shall obtain, at its expense, the opinion (which need not be unqualified) of nationally recognized tax counsel ("Tax Counsel") selected by the Company's independent auditors, which sets forth
(i) the "base amount" within the meaning of Section 280G; (ii) the aggregate present value of the payments in the nature of compensation to the Employee as prescribed in Section 280G(b)(2)(A)(ii); and (iii) the amount and present value of any "excess parachute payment" within the meaning of Section 280G(b)(1). For purposes of such opinion, the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Section 280G and regulations thereunder, which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Employee. Such opinion shall be addressed to the Company and the Employee and shall be binding upon the Company and the Employee.

        6. Retirement. If the Employee's termination of employment constitutes Retirement, in addition to any payments and benefits to which the Employee may become entitled under Section 3 hereof, the Employee shall also receive the benefits provided in Sections 4(c), 4(d), and 4(e) and, in addition, the Employee shall be entitled to exercise all unexercised stock options within the earlier of (a) three years following termination of employment or (b) the expiration date of such options as provided in each option agreement pertaining thereto.

        7. Death and Disability. In no event shall a termination of the Employee's employment due to death or Disability constitute a termination by the Company without Cause or a termination by the Employee for Good Reason; however, upon termination of employment due to the Employee's death or Disability, the Employee shall receive the benefits provided in Sections 4(c), 4(d), and 4(e). For purposes of this Agreement, the Employee shall be deemed terminated for Disability if the Employee is (or would be if a participant) entitled to long-term disability benefits under the Company's disability plan or policy or, if no such plan or policy is in place, if the Employee has been unable to substantially perform his duties, due to physical or mental incapacity, for 180 consecutive days.

        8. Stock Options, Restricted Stock and Stock Purchase Loans. If a Change of Control results in the stock underlying the Employee's stock option and restricted stock awards being no longer publicly traded (after taking into consideration the conversion or replacement of the

Employee's stock option and restricted stock awards in connection with such Change of Control, if applicable), upon such Change of Control, notwithstanding anything to the contrary contained in the related plan or award agreement, all of the Employee's outstanding stock options and/or restricted stock awards shall be cancelled and, in consideration for the cancellation of such awards, the Employee shall receive a cash payment equal to the amount the Employee would have received in the Change of Control had the Employee been a shareholder of the Company with respect to all of the shares subject to such stock option and restricted stock awards, plus any dividends that had accumulated on the Employee's restricted stock as of the date of the Change of Control, less the aggregate exercise price on such stock options and any required tax withholding. Additionally, the Employee shall receive the DEU benefits described in Section 4(c) and Appendix A that would have been provided if the Employee's employment had been terminated by the Company without Cause as of the date of the Change of Control, and the Stock Purchase Loan provisions contained in Section 4(e) shall apply as if the Employee's employment had been terminated by the Company without Cause as of the date of the Change of Control.

        9. Reductions in Base Salary and Annual Bonus. For purposes of this Agreement, in the event there is a reduction in the Employee's base salary and/ or annual bonus that would constitute the basis for a termination for Good Reason, the base salary and/or annual bonus used for purposes of calculating the severance payable pursuant to Sections 3(a) or 4(a), as the case may be, shall be the amounts in effect immediately prior to such reduction.

        10. Other Payments and Benefits. On any termination of employment, including, without limitation, termination due to the Employee's death or Disability (as defined in Section 7), the Employee shall receive any accrued but unpaid salary, reimbursement of any business or other expenses incurred prior to termination of employment but for which the Employee had not received reimburse-ment, and any other rights, compensation and/or benefits as may be due the Employee in accordance with the terms and provisions of any agreements, plans or programs of the Company (but in no event shall the Employee be entitled to duplicative rights, compensation and/or benefits).

        11. Mitigation. Except as provided in Sections 3(b) and 4(b) with respect to offsetting benefits provided thereunder, and Section 5(a) with respect to the Scaled Back Amount, the Employee shall not be required to mitigate the amount of any payments or benefits provided to the Employee here-under by securing other employment or otherwise, nor will such payments and/or benefits be reduced by reason of the Employee securing other employment or for any other reason.

        12. Release. Notwithstanding any provision herein to the contrary, the Company shall not have any obligation to pay any amount or provide any benefit, as the case may be, under this Agreement, unless and until (a) the Employee executes (i) a release of the Regency Entities, in such form as the Company may reasonably request, of all claims against the Regency Entities relating to the Employee's employment and termination thereof and (ii) an agreement to continue to comply with, and be bound by, the provisions of Section 13 hereof, and (b) the expiration of any applicable waiting or revocation periods related to such release and agreement.

        13.     Restrictive Covenants and Consulting Arrangement.

                (a) The Employee will not use or disclose any confidential information of any Regency Entity without the Company's prior written consent, except in furtherance of the business of the Regency Entities or except as may be required by law. Additionally, and without limiting the foregoing, the Employee agrees not to participate in or facilitate the dissemination to the media or any other third party (i) of any confidential information concerning any Regency Entity or any employee of any Regency Entity, or (ii) of any damaging or defamatory information concerning the Employee's experiences as an employee of any Regency Entity, without the Company's prior written consent except as may be required by law. Notwithstanding the foregoing, this paragraph does not apply to information which is already in the public domain through no fault of the Employee.

                (b) During the Employee's employment and during the one-year period after the Employee ceases to be employed by any of the Regency Entities, the Employee agrees that:

                        (i) the Employee shall not directly or knowingly and intentionally through another party recruit, induce, solicit or assist any other Person in recruiting, inducing or soliciting any other employee of any Regency Entity to leave such employment;

                        (ii) the Employee shall not Compete or personally solicit, induce or assist any other Person in soliciting or inducing (A) any tenant in a shopping center of any Regency Entity that was a tenant on the date of termination of the Employee's employment (the "Termination Date") to terminate a lease, or (B) any tenant, property owner or build-to-suit customer with whom any Regency Entity entered into a lease, acquisition contract, business combination contract, or development contract on the Termination Date to terminate such lease or other contract, or (C) any prospective tenant, property owner or prospective build-to-suit customer with which any Regency Entity was actively conducting negotiations on the Termination Date with respect to a lease, acquisition, business combination or development project to cease such negotiations, unless the Employee was not aware that such negotiations were being conducted.

                (c) For a six month period following any termination of employment described in Section 4 hereof, the Employee agrees to make himself available and, as requested by the Company from time to time, to provide consulting services with respect to any projects the Employee was involved in prior to such termination and/or to provide such other consulting services as the Company may reasonably request. The Employee will be reimbursed for travel and miscellaneous expenses incurred in connection with the provision of consulting services hereunder. The Company will provide the Employee reasonable advance notice of any request to provide consulting services, and will make all reasonable accommodations necessary to prevent the Employee's commitment hereunder from materially interfering with the Employee's employment obligations, if any. In no event will the Employee be required to provide more than 20 hours of consulting services in any one month to the Company pursuant to this provision.

                (d) The parties agree that any breach of this Section 13 will result in irreparable harm to the non-breaching party which cannot be fully compensated by monetary damages and accordingly, in the event of any breach or threatened breach of this Section 13, the non-breaching party shall be entitled to injunctive relief. Should any provision of this Section 13 be determined by a court of law or equity to be unreasonable or unenforceable, the parties agree that to the extent it is valid and enforceable, they shall be bound by the same, the intention of the parties being that the parties be given the broadest protection allowed by law or equity with respect to such provision.

                (e) The provisions of this Section 13 shall survive the termination of this Agreement.

        14. Withholding. The Company shall withhold from all payments to the Employee hereunder all amounts required to be withheld under applicable local, state or federal income tax law.

        15. Dispute Resolution. Any dispute, controversy or claim between the Company and the Employee or other person arising out of or relating to this Agreement shall be settled by arbitration conducted in the City of Jacksonville in accordance with the Commercial Rules of the American Arbitration Association then in force and Florida law within 30 days after written notice from one party to the other requesting that the matter be submitted to arbitration. The arbitration decision or award shall be binding and final upon the parties. The arbitration award shall be in writing and shall set forth the basis thereof. The parties hereto shall abide by all awards rendered in such arbitration proceedings, and all such awards may be enforced and executed upon in any court having jurisdiction over the party against whom enforcement of such award is sought. The Company agrees to reimburse the Employee for all costs and expenses (including, without limitation, reasonable attorneys' fees, arbitration and court costs and other related costs and expenses) the Employee reasonably incurs as a result of any dispute or contest regarding this Agreement and the parties' rights and obligations hereunder if, and when, the Employee prevails on at least one material claim; otherwise, each party shall be responsible for its own costs and expenses.

        16. Miscellaneous. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida (exclusive of conflict of law principles). In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the remainder shall not be affected thereby. This Agreement supersedes and terminates any prior employment agreement, severance agreement, change of control agreement or non-competition agreement between the Company or Pacific Retail Trust (to which the Company is successor by merger) and the Employee. It is intended that the payments and benefits provided under this Agreement are in lieu of, and not in addition to, termination, severance or change of control payments and benefits provided under the Company's other termination or severance plans, policies or agreements, if any. This Agreement shall be binding upon and inure to the benefit of the Employee and the Employee's heirs and personal representatives and the Company and its successors, assigns and legal representatives. Headings herein are inserted for convenience and shall not affect the interpretation of any provision of the Agreement. References to sections of the Exchange Act or the Code, or rules or regulations related thereto, shall be deemed to refer to any successor provisions, as applicable. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement may not be terminated, amended, or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The parties hereby acknowledge that the Employee and his family own the furnishings (including, but not by way of limitation, all furniture, rugs, pictures, sculptures and other artwork) in the Employee's office, Joan Newton's office, the office entryway and the boardroom (other than the board table), and that the Employee may remove such furnishings at any time.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       REGENCY CENTERS CORPORATION


                                       /s/ John C. Schweitzer
                                       ----------------------------------------
                                       By:  John C. Schweitzer

                                           Its:  Chairman of the Compensation
                                       Committee of the Board of Directors

                                       MARTIN E. STEIN


                                       /s/ Martin E. Stein
                                       -----------------------------------------

                                   Appendix A
                 5 Year Dividend Equivalent Acceleration Example

Option Grant Assumptions:
         Grant Date                                 29-Jul-99
         No. of Options Granted                         6,872
         Grant Price at Grant Date                     $21.06
         Avg S&P Dividend Yield                         1.18%
         FMV Regency Stock Price                       $28.50

Dividend Equivalent Per Share:
         Current Annual Dividend                        $2.04
         Dividend Yield on Grant Price                  9.69%      $2.04  divided by                $21.06
         Less S&P Avg Dividend Yield                   -1.18%
                                                       ------
         DEU Yield on Grant Price                       8.51%
                                                        =====
         DEU Per Option                                 $1.79      8.51%  times                     $21.06

Accelerated Dividend Equivalent:
Annual DEU Amount                                     $12,311      $1.79  times                      6,872
5 Year DEU Acceleration                               $61,556          5  times                    $12,311

Annual compounding of Qtrly Dividend                  $20,370    Apply current dividend yield of 9.69% for 5 years
                                                      -------
Total Accelerated DEU Amount                          $81,926
                                                      =======

Accelerated DEU in Shares                               2,875  $   divided by current price        $28.500
Less Actual Shares Distributed to date                   -605
                                                         ----
Net Accelerated DEU in Shares                           2,270
                                                        =====

Net Value of Accelerated DE                           $64,684      2,270  times                    $28.500

                              AMENDED AND RESTATED

                    SEVERANCE AND CHANGE OF CONTROL AGREEMENT


         THIS AGREEMENT, effective as of the __ day of March, 2002, is by and between REGENCY CENTERS CORPORATION, a Florida corporation (the "Company") and MARY LOU FIALA (the "Employee").

         WHEREAS, the Company, formerly known as Regency Realty Corporation, and the Employee previously entered into a change of control agreement, dated the 1st day of June, 2000 (the "Prior Agreement"); and

         WHEREAS, to further induce the Employee to remain as an executive officer of the Company and a key employee of the Company and/or one or more of the Regency Entities (as defined below), the Company and the Employee desire to enter into an amended and restated severance and change of control agreement (the "Agreement"), which Agreement will replace and supersede the Prior Agreement; and

         WHEREAS, the parties agree that the restrictive covenants underlying certain of the Employee's obligations under this Agreement are necessary to protect the goodwill or other business interests of the Regency Entities and that such restrictive covenants do not impose a greater restraint than is necessary to protect such goodwill or other business interests.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the Employee's agreement to continue as an executive officer of the Company and as an employee of one or more of the Regency Entities, the Employee's agreement to provide consulting services following certain terminations of employment pursuant to the terms hereof, and the restrictive covenants contained herein, the Employee and the Company agree as follows:

        1. Definitions. The following words, when capitalized in this Agreement, shall have the meanings ascribed below:

                (a) "Affiliate" shall have the meaning given to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                (b)     "Board" means the Board of Directors of the Company.

                (c)     "Cause" means:

                        (i) the willful and substantial failure or refusal of the Employee to perform duties assigned to the Employee (unless the Employee shall be ill or disabled) under circumstances where the Employee would not have Good

                Reason to terminate employment hereunder, which failure or refusal is not remedied by the Employee within 30 days after written notice from the Company's Chief Executive Officer or Chief Operating Officer or the Board of such failure or refusal (for purposes of clarity, the Employee's poor performance shall not constitute willful and substantial failure or refusal to perform duties assigned to the Employee, but the failure to report to work shall);

                        (ii) a material breach of the Employee's fiduciary duties to any Regency Entity (such as obtaining secret profits from the Regency Entity) or a violation by the Employee in the course of performing the Employee's duties to any Regency Entity of any law, rule or regulation (other than traffic violations or other minor offenses) where such violation has resulted or is likely to result in material harm to any Regency Entity, and in either case where such breach or violation constituted an act or omission performed or made willfully, in bad faith and without a reasonable belief that such act or omission was within the scope of the Employee's employment hereunder; or

                        (iii) the Employee's engaging in illegal conduct (other than traffic violations or other minor offenses) which results in a conviction (or a nolo contendere plea thereto) which is not subject to further appeal and which is injurious to the business or public image of any Regency Entity.

                (d) "Change of Control" shall mean the occurrence of any one or more of the following events:

                        (i) an acquisition, in any one transaction or series of transactions, after which any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more (or an acquisition of an additional 5% or more if such individual, entity or group already has beneficial ownership of 25% or more) of either the then outstanding shares of Company common stock or the combined voting power of the then outstanding voting securities of the Company, but excluding, for this purpose, any such acquisition (A) from the Company, (B) by the Company or any employee benefit plan (or related trust) of the Company, (C) by any Security Capital Entity (other than General Electric Capital Corporation and EB Acquisition Corp.) made while the standstill provisions of the Shareholders Agreement are in effect and made in compliance with such provisions, (D) pursuant to the merger described in the Agreement and Plan of Merger, dated as of December 14, 2001, by and among Security Capital Group Incorporated, General Electric Capital Corporation and EB Acquisition Corp., or (E) by any corporation with respect to which, following such acquisition, all of the then outstanding shares of common stock and voting securities of such corporation are then beneficially owned, directly or indirectly, in substantially the same proportions, by the beneficial owners of the common stock and voting securities of the Company immediately prior to such acquisition;

                        (ii) 50% or more of the members of the Board (A) are not Continuing Directors, or (B) whether or not they are Continuing Directors, are nominated by or elected by the same Beneficial Owner (for this purpose, a director of the Company shall be deemed to be nominated or elected, respectively, by the Security Capital Entities, General Electric Capital Corporation or EB Acquisition Corp. if the director also is an employee or director of Security Capital Group, Inc., General Electric Capital Corporation or EB Acquisition Corp., including any successors) or are elected or appointed in connection with an acquisition by the Company (whether through purchase, merger or otherwise) of all or substantially all of the operating assets or capital stock of another entity;

                        (iii) the (A) consummation of a reorganization, merger, share exchange, consolidation or similar transaction, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and voting securities of the corporation resulting from such reorganization, merger or consolidation, (B) consummation of the sale or other disposition of all or substantially all of the assets of the Company or (C) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, in each case, other than pursuant to the merger described in the Agreement and Plan of Merger, dated as of December 14, 2001, by and among Security Capital Group Incorporated, General Electric Capital Corporation and EB Acquisition Corp.; or

                        (iv) termination of the standstill provisions in the Stockholders Agreement.

                For clarity, the termination of the standstill provisions described in Section 1(d)(iv) shall occur on the effective date of such termination, and not on the date notice of intent not to extend the provisions is given. More than one Change of Control may occur during the term of this Agreement. For purposes of determining the term of this Agreement pursuant to
                Section 2 and the two-year period following a Change of Control pursuant to Section 4, a Change of Control shall be deemed to have occurred (and, accordingly, a new period shall begin) each time one of the events described in this Section 1(d) occurs.

                (e) "Code" means the Internal Revenue Code of 1986, as amended.

                (f) "Compete" means to directly or indirectly own (other than a 5% or less interest in a public company), manage, operate or control, or provide services as an employee, officer, director, consultant or otherwise for, any nationally-based, publicly-traded REIT whose primary business is related to the ownership of grocery-anchored shopping centers and that is comparable to the Company in terms of total assets.

                (g)     "Continuing Director" means:

                        (i) any member of the Board who was a member of the Board on January 1, 2002, and any successor of a Continuing Director who is recommended to succeed a Continuing Director (or whose election or nomination for election is approved) by at least a majority of the Continuing Directors then on the Board; and

                        (ii) any individual who becomes a director pursuant to Article 2 of the Stockholders Agreement.

                (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (i) "Good Reason" means (unless consented to in writing by the Employee):

                        (i) a material diminution or adverse change in the nature of the Employee's title, position, reporting relation-ships, authority, duties or responsibilities (including as a type of diminution, the Employee's occupation of the same title and/or position, but with a privately-held company);

                        (ii) a diminution that is more than de minimis in either the Employee's annual base salary or total compensation opportunity (which, for this purpose, means the aggregate of the annual base salary, annual bonus and long-term incentive compensation that the Employee has an opportunity to earn pursuant to awards made in any one calendar year) or in the formula used to determine the Employee's annual bonus or long-term incentive compensation, or a material diminution in the Employee's overall employee and fringe benefits (it being understood by the parties that if the Employee has the same total compensation opportunity or compensation formula, but the compensation actually received by the Employee is diminished due to the Company's or the Employee's performance, such diminution shall not constitute Good Reason);

                        (iii) the Employee's principle place of business is relocated to a location that is both more than 50 miles from its current location and further from the Employee's residence than the location of the Employee's principle place of business prior to the relocation;

                        (iv) a successor fails to assume this Agreement, or amends or modifies this Agreement;

                        (v) a material breach of this Agreement by the Company or a successor thereto;

                        (vi) if the Employee is also a director of the Company, the failure of the Employee to be re-elected to the Board, if the Company becomes a subsidiary of a publicly-traded company, to be elected to the board of directors of such publicly-traded company;

                        (vii) the Company or its successor giving notice that this Agreement will not be automatically extended; or

                        (viii) if, and only if, the Employee has been employed on a full-time basis for at least one full calendar year, both of the following conditions are met: (A) the Employee travels at least 50 days during a calendar year, and (B) the total number of days the Employee travels in such calendar year exceeds by 25 days or more the average number of days the Employee traveled per year on Company business during the two calendar years immediately preceding such calendar year or, if the Employee has not been employed on a full-time basis for two full calendar years, during the one calendar year immediately preceding such calendar year.

                For purposes of subsection 1(i)(viii) above, any day in which the Employee is required to stay overnight shall constitute a day of travel.

                No event described above shall constitute Good Reason unless the Employee has given written notice to the Company specifying the event relied upon for such termination within six months after the Employee becomes aware, or reasonably should have become aware, of the occurrence of such event and, if the event can be remedied, the Company has not remedied such within 30 days of receipt of the notice.

                (j) "Person" means a "person" as used in Sections 3(a)(9) and 13(d) of the Exchange Act.

                (k) "Regency Entity or Regency Entities" means the Company, its Affiliates, and any other entities the ownership of which is attributable to the Company pursuant to Section 318 (including any successor provision) of the Code.

                (l) "Retirement" means the Employee's voluntary termination of employment after (i) attaining age 65, (ii) attaining age 55 with 10 Years of Service, or (iii) attaining an age which, when added to the Employee's Years of Service, equals at least 75.

                (m) "Security Capital Entities" means Security Capital Holdings S.A. and Security Capital U.S. Realty and any Affiliates of either who are bound by the Stockholders Agreement.

                (n) "Stockholders Agreement" means the Stockholders Agreement dated July 10, 1996, as amended, among the Security Capital Entities and the Company.

                (o) "Years of Service" means the Employee's total years of employment with a Regency Entity or an entity or division that is acquired by or merged with a Regency Entity.

        2. Term. The term of this Agreement shall begin on the date hereof and end at 11:59 p.m. on December 31, 2007, and thereafter shall automatically renew for successive five-year terms unless either party delivers written notice of non-renewal to the other party within 90 days prior to the end of the then current term; provided, however, that if a Change of Control has occurred during the original or any extended term (including any extension resulting from a prior Change of Control), the term of the Agreement shall end no earlier than 24 calendar months after the end of the calendar month in which the Change of Control occurs.

        3. Severance. Except in circumstances in which the Employee would be entitled to payments and benefits in connection with a Change of Control as provided in Section 4 below, in the event that during the term of this Agreement the Company terminates the Employee's employment without Cause or the Employee terminates the Employee's employment for Good Reason:

                (a) The Employee shall be entitled to receive a lump sum cash payment within 15 days after the date of termination (or at the Company's election, such lump sum divided into equal monthly installments at the end of each month for 18 months, commencing no later than the month following the month in which the termination occurred) equal to the sum of (i) one and one-half times the Employee's annual base salary in effect on the date of termination, and (ii) one and one-half times the Employee's most recent annual cash bonus, if any, or, if greater, one and one-half times the Employee's target annual cash bonus for the year in which the termination occurs.

                (b) For an 18 month period following termination of employ-ment, the Employee and, as applicable, the Employee's covered dependants, shall be entitled to medical, dental and hospitalization coverage, in each case at the same level of benefits and at the same dollar cost to the Employee as is being provided by the Company to employees at the same or equivalent level or title as was the Employee, whether maintained pursuant to a plan, policy or other arrangement (written or unwritten), as if the Employee were still employed during such period; provided, however, that any such continued coverage shall be offset by comparable coverage provided to the Employee in connection with subsequent employment or other service. If such benefits cannot be provided under the Company's existing benefit plan, policy or other arrangement without violating any non-discrimination rules or regulations, individual coverage will be provided at no additional charge to the Employee or, as determined by the Company, the cash equivalent thereof will be paid to the Employee (net of taxes).

        4. Change of Control. In the event that during the term of this Agreement the Company terminates the Employee's employment without Cause or the Employee terminates the Employee's employment for Good Reason, in each case within two years following a Change of Control, the following provisions shall apply:

                (a) The Employee shall be entitled to receive a lump sum cash payment within 15 days after the date of termination (or at the Company's election, such lump sum divided into equal monthly installments at the end of each month for 36 months, commencing no later than the month following the month in which the termination occurred) equal to the sum of (i) three times the Employee's annual base salary in effect on the date of termination or, if greater, immediately prior to the Change of Control, and (ii) three times the Employee's most recent annual cash bonus, if any, or, if greater, three times the Employee's target annual cash bonus for the year in which the termination occurs.

                (b) For a 36 month period following termination of employ-ment, the Employee and, as applicable, the Employee's covered dependants, shall be entitled to medical, dental and hospitalization coverage, in each case at the same level of benefits and at the same dollar cost to the Employee as is being provided by the Company to employees at the same or equivalent level or title as was the Employee, whether maintained pursuant to a plan, policy or other arrangement (written or unwritten), as if the Employee were still employed during such period; provided, however, that any such continued coverage shall be offset by comparable coverage provided to the Employee in connection with subsequent employment or other service; provided, however, that if such benefits cannot be provided under the Company's existing benefit plan without violating any non-discrimination rules or regulations, policy or other arrangement, individual coverage will be provided at no additional charge to the Employee or, as determined by the Company, the cash equivalent thereof will be paid to the Employee (net of taxes).

                (c) All unvested stock options and unvested dividend equivalent units (DEUs) held by Employee, or by the Company on the Employee's behalf, will fully vest on the date of termination of the Employee. The Employee shall be entitled to exercise all unexercised stock options within the earlier of (i) 90 days following termination of employment or (ii) the expiration date of such options as provided in each option agreement pertaining thereto. All DEUs held by the Company on the Employee's behalf will be immediately distributed to the Employee and, in addition, to the extent (after taking into account all DEUs received pursuant to this Section 4(c) and any prior DEUs received by the Employee) the Employee has received less than five years of DEUs on the unexercised portion of any outstanding stock option grant that qualifies for DEUs, an additional payment will be made to the Employee pursuant to and in accordance with Appendix A, which is attached hereto and made a part hereof, so that at least five years' of DEUs have been received by the Employee on the unexercised portion of all of such outstanding options.

                (d) All unvested restricted stock held by the Company on the Employee's behalf will fully vest on the date of the Employee's termination of employment and will be immediately distributed to Employee (together with any accrued dividends).

                (e) The following provisions shall apply to any stock purchase loans owed by the Employee to the Company (the "Stock Purchase Loans"):

                        (i) Stock Purchase Loans will become non-recourse obligations on the date of termination of the Employee's employment;

                        (ii) with respect to all Stock Purchase Loans that contain forgiveness provisions based on the Employee remaining employed by any Regency Entity and/or the satisfaction of performance criteria, the principal and interest related to the portion of the loans subject to such forgiveness provisions shall be forgiven on the date of termination of the Employee's employment;

                        (iii) if, after forgiveness pursuant to Section 4(e)(ii), the outstanding principle and interest on a Stock Purchase Loan exceeds the value of the remaining stock collateral related to such Stock Purchase Loan (after releasing from collateral the shares that were related to the portion of the loan forgiven pursuant to Section 4(e)(ii)), such excess amount (and only such excess amount) of principal and interest shall be forgiven;

                        (iv) if making the Stock Purchase Loans non-recourse obligations pursuant to Section 4(e)(i), or forgiveness of a portion of any Stock Purchase Loans pursuant to Section 4(e)(iii), results in ordinary income to the Employee for federal, state or local income tax purposes ("Loan Income"), the Company shall pay to the Employee at the same time that it pays the other amounts due hereunder an amount with respect to such Loan Income sufficient to cover the federal, state or local taxes due on such Loan Income and on the cash payment made under this subsection (iv); and

                        (v) For purposes of Section 4(e)(iv), the Employee shall be deemed to pay federal income taxes at the highest marginal federal tax rates in the calendar year in which such payment is made and any state or local income taxes at the highest marginal rates applicable in the state and locality of the Employee's domicile for income tax purposes in the calendar year in which such payment is made hereunder and assuming the maximum available deduction from income for federal income taxes purposes of any such state or local income taxes.

        5.      Excise Tax.

                (a) If any payment or benefit (including, but not by way of limitation, benefits such as accelerated vesting and/or distributions of stock options, dividend equivalents and restricted stock, loan forgiveness, and the continuation of fringe and other benefits) to the Employee hereunder or any other payments received or to be received by the Employee from any Regency Entity or any successor thereto (collectively, "Payments") (whether payable upon termination of employment or otherwise and whether payable pursuant to the terms hereof or any other plan, agreement or arrangement with any Regency Entity) would, in the opinion of Tax Counsel (as defined in Section 5(c)) constitute a "parachute payment" under Section 280G of the Code, or if it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the Payments is subject to the tax (the "Excise Tax") imposed by
Section 4999 of the Code, then, except as provided in the last sentence of this
Section 5(a), the Company shall pay to the Employee within fifteen days after such determination an additional amount (the "Gross-Up Payment") such that the net amount retained by the Employee after deduction of (i) any Excise Tax; (ii) any federal, state or local tax arising in respect of imposition of such Excise Tax; (iii) any federal, state or local tax or Excise Tax imposed upon the payment provided for by this Section 5(a); and (iv) any interest charges or penalties arising as a result of filing federal, state or local tax returns in accordance with the opinion of Tax Counsel described in Section 5(c), shall be equal to the Payments. Notwithstanding the foregoing, if the amount of the Payments does not exceed by more than $25,000.00 the amount that would be payable to the Employee if the Payments were reduced to one dollar less than what would constitute a "parachute payment" under Section 280G of the Code (the "Scaled Back Amount"), then the Payments shall be reduced to the Scaled Back Amount, and the Employee shall not be entitled to any Gross-Up Payment.

                (b) For purposes of this Section 5, the Employee shall be deemed to pay federal income taxes at the highest marginal federal tax rates in the calendar year in which such payment is made and any state or local income taxes at the highest marginal rates applicable in the state and locality of the Employee's domicile for income tax purposes in the calendar year in which such payment is made hereunder and assuming the maximum available deduction from income for federal income taxes purposes of any such state or local income taxes.

                (c) For purposes of Section 5(a), within 60 days after delivery of a written notice of termination by the Employee or by the Company pursuant to this Agreement (or, if an event other than termination of employment results in payment of parachute payments under Section 280G and it is reasonably possible that such parachute payments could result in an Excise Tax, with 60 days after such other event), the Company shall obtain, at its expense, the opinion (which need not be unqualified) of nationally recognized tax counsel ("Tax Counsel") selected by the Company's independent auditors, which sets forth
(i) the "base amount" within the meaning of Section 280G; (ii) the aggregate present value of the payments in the nature of compensation to the Employee as prescribed in Section 280G(b)(2)(A)(ii); and (iii) the amount and present value of any "excess parachute payment" within the meaning of Section 280G(b)(1). For purposes of such opinion, the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Section 280G and regulations thereunder, which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Employee. Such opinion shall be addressed to the Company and the Employee and shall be binding upon the Company and the Employee.

        6. Retirement. If the Employee's termination of employment constitutes Retirement, in addition to any payments and benefits to which the Employee may become entitled under Section 3 hereof, the Employee shall also receive the benefits provided in Sections 4(c), 4(d), and 4(e) and, in addition, the Employee shall be entitled to exercise all unexercised stock options within the earlier of (a) three years following termination of employment or (b) the expiration date of such options as provided in each option agreement pertaining thereto.

        7. Death and Disability. In no event shall a termination of the Employee's employment due to death or Disability constitute a termination by the Company without Cause or a termination by the Employee for Good Reason; however, upon termination of employment due to the Employee's death or Disability, the Employee shall receive the benefits provided in Sections 4(c), 4(d), and 4(e). For purposes of this Agreement, the Employee shall be deemed terminated for Disability if the Employee is (or would be if a participant) entitled to long-term disability benefits under the Company's disability plan or policy or, if no such plan or policy is in place, if the Employee has been unable to substantially perform his duties, due to physical or mental incapacity, for 180 consecutive days.

        8. Stock Options, Restricted Stock and Stock Purchase Loans. If a Change of Control results in the stock underlying the Employee's stock option and restricted stock awards being no longer publicly traded (after taking into consideration the conversion or replacement of the Employee's stock option and restricted stock awards in connection with such Change of Control, if applicable), upon such Change of Control, notwithstanding anything to the contrary contained in the related plan or award agreement, all of the Employee's outstanding stock options and/or restricted stock awards shall be cancelled and, in consideration for the cancellation of such awards, the Employee shall receive a cash payment equal to the amount the Employee would have received in the Change of Control had the Employee been a shareholder of the Company with respect to all of the shares subject to such stock option and restricted stock awards, plus any dividends that had accumulated on the Employee's restricted stock as of the date of the Change of Control, less the aggregate exercise price on such stock options and any required tax withholding. Additionally, the Employee shall receive the DEU benefits described in Section 4(c) and Appendix A that would have been provided if the Employee's employment had been terminated by the Company without Cause as of the date of the Change of Control, and the Stock Purchase Loan provisions contained in Section 4(e) shall apply as if the Employee's employment had been terminated by the Company without Cause as of the date of the Change of Control.

        9. Reductions in Base Salary and Annual Bonus. For purposes of this Agreement, in the event there is a reduction in the Employee's base salary and/ or annual bonus that would constitute the basis for a termination for Good Reason, the base salary and/or annual bonus used for purposes of calculating the severance payable pursuant to Sections 3(a) or 4(a), as the case may be, shall be the amounts in effect immediately prior to such reduction.

        10. Other Payments and Benefits. On any termination of employment, including, without limitation, termination due to the Employee's death or Disability (as defined in Section 7), the Employee shall receive any accrued but unpaid salary, reimbursement of any business or other expenses incurred prior to termination of employment but for which the Employee had not received reimburse-ment, and any other rights, compensation and/or benefits as may be due the Employee in accordance with the terms and provisions of any agreements, plans or programs of the Company (but in no event shall the Employee be entitled to duplicative rights, compensation and/or benefits).

        11. Mitigation. Except as provided in Sections 3(b) and 4(b) with respect to offsetting benefits provided thereunder, and Section 5(a) with respect to the Scaled Back Amount, the Employee shall not be required to mitigate the amount of any payments or benefits provided to the Employee here-under by securing other employment or otherwise, nor will such payments and/or benefits be reduced by reason of the Employee securing other employment or for any other reason.

        12. Release. Notwithstanding any provision herein to the contrary, the Company shall not have any obligation to pay any amount or provide any benefit, as the case may be, under this Agreement, unless and until (a) the Employee executes (i) a release of the Regency Entities, in such form as the Company may reasonably request, of all claims against the Regency Entities relating to the Employee's employment and termination thereof and (ii) an agreement to continue to comply with, and be bound by, the provisions of Section 13 hereof, and (b) the expiration of any applicable waiting or revocation periods related to such release and agreement.

        13.     Restrictive Covenants and Consulting Arrangement.

                (a) The Employee will not use or disclose any confidential information of any Regency Entity without the Company's prior written consent, except in furtherance of the business of the Regency Entities or except as may be required by law. Additionally, and without limiting the foregoing, the Employee agrees not to participate in or facilitate the dissemination to the media or any other third party (i) of any confidential information concerning any Regency Entity or any employee of any Regency Entity, or (ii) of any damaging or defamatory information concerning the Employee's experiences as an employee of any Regency Entity, without the Company's prior written consent except as may be required by law. Notwithstanding the foregoing, this paragraph does not apply to information which is already in the public domain through no fault of the Employee.

                (b) During the Employee's employment and during the one-year period after the Employee ceases to be employed by any of the Regency Entities, the Employee agrees that:

                        (i) the Employee shall not directly or knowingly and intentionally through another party recruit, induce, solicit or assist any other Person in recruiting, inducing or soliciting any other employee of any Regency Entity to leave such employment;

                        (ii) the Employee shall not Compete or personally solicit, induce or assist any other Person in soliciting or inducing (A) any tenant in a shopping center of any Regency Entity that was a tenant on the date of termination of the Employee's employment (the "Termination Date") to terminate a lease, or (B) any tenant, property owner or build-to-suit customer with whom any

                Regency Entity entered into a lease, acquisition contract, business combination contract, or development contract on the Termination Date to terminate such lease or other contract, or
                (C) any prospective tenant, property owner or prospective build-to-suit customer with which any Regency Entity was actively conducting negotiations on the Termination Date with respect to a lease, acquisition, business combination or development project to cease such negotiations, unless the Employee was not aware that such negotiations were being conducted.

                (c) For a six month period following any termination of employment described in Section 4 hereof, the Employee agrees to make herself available and, as requested by the Company from time to time, to provide consulting services with respect to any projects the Employee was involved in prior to such termination and/or to provide such other consulting services as the Company may reasonably request. The Employee will be reimbursed for travel and miscellaneous expenses incurred in connection with the provision of consulting services hereunder. The Company will provide the Employee reasonable advance notice of any request to provide consulting services, and will make all reasonable accommodations necessary to prevent the Employee's commitment here-under from materially interfering with the Employee's employment obligations, if any. In no event will the Employee be required to provide more than 20 hours of consulting services in any one month to the Company pursuant to this provision.

                (d) The parties agree that any breach of this Section 13 will result in irreparable harm to the non-breaching party which cannot be fully compensated by monetary damages and accordingly, in the event of any breach or threatened breach of this Section 13, the non-breaching party shall be entitled to injunctive relief. Should any provision of this Section 13 be determined by a court of law or equity to be unreasonable or unenforceable, the parties agree that to the extent it is valid and enforceable, they shall be bound by the same, the intention of the parties being that the parties be given the broadest protection allowed by law or equity with respect to such provision.

                (e) The provisions of this Section 13 shall survive the termination of this Agreement.

        14. Withholding. The Company shall withhold from all payments to the Employee hereunder all amounts required to be withheld under applicable local, state or federal income tax law.

        15. Dispute Resolution. Any dispute, controversy or claim between the Company and the Employee or other person arising out of or relating to this Agreement shall be settled by arbitration conducted in the City of Jacksonville in accordance with the Commercial Rules of the American Arbitration Association then in force and Florida law within 30 days after written notice from one party to the other requesting that the matter be submitted to arbitration. The arbitration decision or award shall be binding and final upon the parties. The arbitration award shall be in writing and shall set forth the basis thereof. The parties hereto shall abide by all awards rendered in such arbitration proceedings, and all such awards may be enforced and executed upon in any court having jurisdiction over the party against whom enforcement of such award is sought. The Company agrees to reimburse the Employee for all costs and expenses (including, without limitation, reasonable attorneys' fees, arbitration and court costs and other related costs and expenses) the Employee reasonably incurs as a result of any dispute or contest regarding this Agreement and the parties' rights and obligations hereunder if, and when, the Employee prevails on at least one material claim; otherwise, each party shall be responsible for its own costs and expenses.

        16. Miscellaneous. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida (exclusive of conflict of law principles). In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the remainder shall not be affected thereby. This Agreement supersedes and terminates any prior employment agreement, severance agreement, change of control agreement or non-competition agreement between the Company or Pacific Retail Trust (to which the Company is successor by merger) and the Employee. It is intended that the payments and benefits provided under this Agreement are in lieu of, and not in addition to, termination, severance or change of control payments and benefits provided under the Company's other termination or severance plans, policies or agreements, if any. This Agreement shall be binding upon and inure to the benefit of the Employee and the Employee's heirs and personal representatives and the Company and its successors, assigns and legal representatives. Headings herein are inserted for convenience and shall not affect the interpretation of any provision of the Agreement. References to sections of the Exchange Act or the Code, or rules or regulations related thereto, shall be deemed to refer to any successor provisions, as applicable. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement may not be terminated, amended, or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       REGENCY CENTERS CORPORATION


                                       By: /s/ Martin E. Stein, Jr.
                                          --------------------------------------
                                           Its: Chairman of the Board and
                                                Chief Executive Officer


                                       MARY LOU FIALA


                                       /s/ Mary Lou Fiala
                                       -----------------------------------------

                                   Appendix A
                 5 Year Dividend Equivalent Acceleration Example

Option Grant Assumptions:
         Grant Date                                 29-Jul-99
         No. of Options Granted                         6,872
         Grant Price at Grant Date                     $21.06
         Avg S&P Dividend Yield                         1.18%
         FMV Regency Stock Price                       $28.50

Dividend Equivalent Per Share:
         Current Annual Dividend                        $2.04
         Dividend Yield on Grant Price                  9.69%      $2.04  divided by                $21.06
         Less S&P Avg Dividend Yield                   -1.18%
                                                       ------
         DEU Yield on Grant Price                       8.51%
                                                        =====
         DEU Per Option                                 $1.79      8.51%  times                     $21.06

Accelerated Dividend Equivalent:
Annual DEU Amount                                     $12,311      $1.79  times                      6,872
5 Year DEU Acceleration                               $61,556          5  times                    $12,311

Annual compounding of Qtrly Dividend                  $20,370    Apply current dividend yield of 9.69% for 5 years
                                                      -------
Total Accelerated DEU Amount                          $81,926
                                                      =======

Accelerated DEU in Shares                               2,875    $ divided by current price        $28.500
Less Actual Shares Distributed to date                   -605
                                                         ----
Net Accelerated DEU in Shares                           2,270
                                                        =====

Net Value of Accelerated DE                           $64,684      2,270  times                    $28.500